Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) and RBC Capital Markets, LLC, J.P.Morgan Securities LLC, Credit Agricole Securities, and Scotia Capital Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loans in conjunction with the proposed offering of GM Financial Consumer Automobile Receivables Trust 2017-3, Automobile Receivables Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 8, 2017, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business September 6, 2017, with respect to 38,125 automobile loan contracts (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 200 automobile loan contracts from the Statistical Loan File (the “Sample Contracts”) and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”)

2. Origination date

3. Original monthly P&I payment

4. Original amount financed

5. Original term to maturity

6. Current annual percentage rate

7. Model type (new/used)

8. Vehicle make

9. Vehicle model

10. Original loan-to-value ratio

11. State (current)

12. Number of deferred payments

13. Bankruptcy indicator (yes or no)

14. Repossession indicator (yes or no)

15. FICO score

16. Remaining term to maturity

We compared Characteristics 1. through 9. to the corresponding information set forth on or derived from the Installment Sales Contract, Agreement of Substitution of Collateral, SCRA Rate Reduction Letter or APR Reduction Advice Letter (collectively, the “Contract”).

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristic 10. to the corresponding information set forth on one of the Company’s originating systems (collectively, the “Loan Origination System”).

We compared Characteristics 11. through 14. to the corresponding information set forth on the Company’s loan operating system (the “Loan System”) as of September 6, 2017.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 15. to the Loan Origination System.

We compared Characteristic 16. to the number of payments between the (i) current maturity date and (ii) next payment date (each as set forth on the Loan System as of September 6, 2017).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 5. and 16., differences of one month or less are deemed to be in agreement;

•	with respect to our comparison of Characteristic 7., for those Sample Contracts that did not indicate a model type on the Contract or the model type set forth on the Contract did not agree to the model type set forth on the Statistical Loan File, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate or “Odometer Disclosure Statement”. We were further instructed that if an odometer reading noted on the Contract, Title Certificate or Odometer Disclosure Statement was (i) greater than or equal to 5,000 miles, the model type would be observed as “Used” or (ii) less than 5,000 miles, the model type would be observed as “New;”

•	with respect to our comparison of Characteristic 10., differences of 0.01% or less are deemed to be in agreement; and

•	with respect to our comparison of Characteristic 15., differences of one or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or observed the following:

•	the corresponding borrower and dealer are located in the United States, as indicated on the Contract. For those Contracts that did not note the dealer’s address, we were instructed by the Company to ascertain the dealer’s address from the Title Certificate;

•	a Company employee credit approval (for Sample Contracts identified as a Company originated loan on the Loan Origination System or as indicated to us by the Company), as indicated by an on-line approval set forth on the Loan Origination System;

•	a Title Certificate (as defined above);

•	a security interest of the Company, AmeriCredit Financial Services, Inc. or an originating affiliate (with allowable name variations and abbreviations, as indicated to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Loan Origination System;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 25, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 25, 2017.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in original monthly P&I payment

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 25, 2017

Supplemental Information Related to the Finding Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	8922	Original monthly P&I payment	$645.56	$615.56

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.